Exhibit 10.3

AMENDMENT NO. 4 TO CREDIT AGREEMENT

AMENDMENT NO. 4 TO CREDIT AGREEMENT, dated as of October 20, 2004 (this “Amendment”), to the Credit Agreement dated as of December 26, 2002 (as amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”) by and among PERKINELMER, INC., a Massachusetts corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (collectively, the “Lenders”), certain agents and arrangers, and BANK OF AMERICA, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders and as Issuing Lender and Alternative Rate Lender. Capitalized terms not otherwise defined herein shall have the same meanings as specified therefor in the Credit Agreement.

W I T N E S E T H:

WHEREAS, the Borrower has requested that the Lenders agree to amend the Credit Agreement; and

WHEREAS, the Lenders have indicated their willingness to agree to so amend the Credit Agreement, but only on and subject to the terms and conditions of this Amendment;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

SECTION 1. Amendment to the Credit Agreement. The Credit Agreement is hereby amended, effective as of the Effective Date (as defined in Section 2 below), as follows:

(a) Section 1.1 of the Credit Agreement is hereby amended by:

(i) (A) amending the definition of “Excess Cash Flow” by adding a new subsection (b)(viii) thereto to read as set forth below and (B) deleting the word “and” appearing at the end of clause (vi) thereof:

“and (viii) an amount equal to the aggregate amount of all cash expended by the Borrower and its Subsidiaries for the purchase or repurchase of Senior Subordinated Notes in accordance with Section 7.8(k).”;

(ii) (A) amending the definition of “Net Cash Proceeds” by adding a new subsection (c) thereto to read as set forth below and (B) deleting the word “and” appearing at the end of subsection (b) thereof:

“and (c) in connection with the repatriation of foreign earnings as permitted by Section 7.2(n), the cash proceeds received by the Borrower or any of its Domestic Subsidiaries from such repatriation, net of all taxes related thereto or arising therefrom.”; and

(iii) adding the following new definition, in its appropriate alphabetic order:

“Fourth Amendment Effective Date”: October 20, 2004.

(b) Section 2.11 of the Credit Agreement is hereby amended by:

(i) amending and restating subsection (c) thereof to read in its entirety as follows:

“(c) Unless the Required Prepayment Lenders shall otherwise agree, if, for any fiscal year of the Borrower commencing with the fiscal year ending January 2, 2005, there shall be Excess Cash Flow, then, on the relevant Excess Cash Flow Application Date, the Loans shall be prepaid by an amount equal to (i) 50% of such Excess Cash Flow, if the Consolidated Leverage Ratio as of the end of such fiscal year is greater than or equal to 2.50:1.00 for such fiscal year, (ii) 25% of such Excess Cash Flow, if the Consolidated Leverage Ratio as of the end of such fiscal year is less than 2.50:1.00, but greater than or equal to 2.00:1.00 for such fiscal year or (iii) 0% of such Excess Cash Flow, if the Consolidated Leverage Ratio as of the end of such fiscal year is less than 2.00:1.00 for such fiscal year, in each case as set forth in Section 2.11(f). Each such prepayment shall be made on a date (an “Excess Cash Flow Application Date”) no later than June 30 of the year following the fiscal year with respect to which such prepayment is required to be made.”;

(ii) (A) adding a new subsection (d) therein to read as set forth below, (B) relettering the existing subsection (d) as subsection (e), (C) relettering the existing subsection (e) as subsection (f) and (D) modifying all existing references in the Credit Agreement to Sections 2.11(d) and (e) to Sections 2.11(e) and (f), respectively:

“(d) Unless the Required Prepayment Lenders shall otherwise agree, the Loans shall be prepaid by an amount equal to the Net Cash Proceeds received from the repatriation of foreign earnings as permitted by Section 7.2(n), to be applied (i) first to the prepayment of outstanding Tranche B Term Loans and (ii) if no Tranche B Term Loans are outstanding, then to the prepayment of the Revolving Credit Loans (without any mandatory reduction of Revolving Credit Commitments), with any excess following any such prepayments to be retained by the Borrower.”; and

(iii) adding the phrase “(other than Section 2.11(d))” immediately following the phrase “Amounts to be applied in connection with the prepayments made pursuant to this Section” and immediately preceding the phrase “shall be applied (i) to the prepayment of Tranche B Term Loans and”, appearing in subsection (f) thereof.

(c) Section 7.2 of the Credit Agreement is hereby amended by:

(i) (A) deleting the amount “$125,000,000” appearing in subsection (m) thereof and substituting the amount “$250,000,000” therefor and (B) deleting the word “and” appearing at the end of the subsection (m) thereof; and

(ii) (A) adding a new subsection (n) thereto to read in its entirety as set forth below and (B) relettering the existing subsection (n) as subsection (o):

“(n) if the repatriation legislation known officially in the United States Senate as the Invest in the U.S.A. Act and in the United States House of Representatives as the Homeland Investment Act, or any other comparable legislation, in each case providing for a low effective tax rate on extraordinary distributions from controlled foreign corporations, shall become law, on and after the date such legislation shall have become law, unsecured Indebtedness of Foreign Subsidiaries in an aggregate principal amount not to exceed $300,000,000, provided that (x) such Indebtedness is incurred solely for the purposes of financing the repatriation to the Borrower of foreign earnings of such Foreign Subsidiaries, (y) no Default shall have occurred and be continuing or would result therefrom and (z) the Net Cash Proceeds of such Indebtedness shall have been applied in accordance with Section 2.11(d); and”

(d) Section 7.4(d) of the Credit Agreement is amended by adding the phrase “or any portion thereof immediately following the phrase “(which is a reporting segment of the Borrower on the date hereof),” and immediately preceding the phrase “as permitted by Section 7.5(e)”

(e) Section 7.5 of the Credit Agreement is hereby amended by:

(i) amending and restating subsection (i) thereof to read in its entirety as follows:

“(i) the Disposition of other assets having an aggregate book value of less than 5% of the consolidated total assets (as determined in accordance with GAAP) of the Borrower and its Subsidiaries as of September 26, 2004; provided that (A) at least 75% of the consideration for any such single Disposition (or related series of Dispositions) of assets in excess of $10,000,000 in the aggregate shall be in the form of cash and (B) the Net Cash Proceeds thereof shall be applied in accordance with Section 2.11(b), to the extent such Disposition constitutes an Asset Sale; and”; and

(ii) adding the phrase “or any portion thereof” immediately following the phrase “(which is a reporting segment of the Borrower on the date hereof),” and immediately preceding the phrase “for the fair market value”, appearing in subsection (e) thereof.

(f) Section 7.2(g)(iii) is amended by deleting the entire clause that begins “provided that the aggregate amount” appearing at the end of Section 7.2(g)(iii).

(g) Section 7.6 of the Credit Agreement is hereby amended by:

(i) adding the phrase “if the Consolidated Leverage Ratio is equal to or greater than 2.50:1.00 at the time of any proposed Restricted Payment described in this Section 7.6(c),” to the beginning of Section 7.6(c) and deleting the entire clause that begins “provided further that” appearing at the end of Section 7.6(c);

(ii) adding the phrase “if the Consolidated Leverage Ratio is equal to or greater than 2.50:1.00 at the time of any proposed Restricted Payment described in this Section 7.6(d),” to the beginning of Section 7.6(d);

(iii) deleting the word “and” immediately following the “;” appearing at the end of subsection (c) thereof;

(iv) adding the word “and” immediately following the “;” appearing at the end of subsection (d) thereof; and

(v) adding a new subsection (e) thereto, to read in its entirety as follows:

“(e) so long as no Default or Event of Default shall have occurred and be continuing, the Borrower or any of its Subsidiaries may make any such Restricted Payment, provided, that the aggregate amount of payments under this paragraph (e) subsequent to the Fourth Amendment Effective Date shall be (i) unlimited if, after taking into account any borrowings made in connection with such Restricted Payment, the Consolidated Leverage Ratio is less than 1.50:1.00, (ii) no greater than $100,000,000 during any fiscal year if, after taking into account any borrowings made in connection with such Restricted Payment, the Consolidated Leverage Ratio is greater than 1.50:1.00 but less than 2.00:1:00, or (iii) no greater than $75,000,000 during any fiscal year if, after taking into account any borrowings made in connection with such Restricted Payment, the Consolidated Leverage Ratio is greater than 2.00:1:00 but less than 2.50:1.00 provided, further, that any Restricted Payment that is valid when made pursuant to this Section 7.6(e) shall not thereafter be deemed to be in violation of this Section 7.6(e) notwithstanding any change in the Consolidated Leverage Ratio occurring after such Restricted Payment”.

(h) Section 7.8 of the Credit Agreement is hereby amended by:

(i) deleting the amount “$125,000,000” appearing in subsection (i) thereof and substituting the amount “$250,000,000” therefor;

(ii) deleting the word “and” at the end of subsection (j) thereof;

(iii) adding a new subsection (k) thereto, to read in its entirety as follows:

“(k) Investments comprising open market purchases or repurchases of, or tender offers for, all or a portion of the Senior Subordinated Notes, provided that (i) both before and after giving effect to such Investments, the Borrower shall be in compliance with all covenants under this Agreement, including without limitation the financial covenants set forth in Section 7.1 of the Credit Agreement, and no Default shall have occurred and be continuing and (ii) no Revolving Credit Loans shall be outstanding; and”; and

(iv) renumbering the previous subsection (k) thereof as subsection (l).

(i) Section 7.9 of the Credit Agreement is hereby amended by inserting at the end thereof the following words “and the open market purchases or repurchases of, or tender offers for, all or a portion of the Senior Subordinated Notes in accordance with Section 7.8(k)”.

SECTION 2. Conditions of Effectiveness. This Amendment shall become effective (the “Effective Date”) as of the date first above written when, and only when:

(a) the Administrative Agent shall have received (i) counterparts of this Amendment executed by the Borrower and the Required Lenders or, as to any of such Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment and (ii) the Consent attached hereto executed by each Guarantor and each Grantor (other than the Borrower) under the Guarantee and Collateral Agreement.

(b) the Administrative Agent shall have additionally received all of the following documents, each such document (unless otherwise specified) dated the date of receipt thereof by the Administrative Agent (unless otherwise specified) and in sufficient copies for each Lender, in form and substance satisfactory to the Administrative Agent (unless otherwise specified):

(i) A certificate of the Secretary or an Assistant Secretary of the Borrower certifying the names and true signatures of the officers of the Borrower authorized to sign this Amendment and the other documents to be delivered hereunder and thereunder; and

(ii) A certificate signed by a duly authorized officer of the Borrower stating that:

(A) The representations and warranties contained in the Loan Documents and in Section 3 hereof are correct on and as of the date of such certificate as though made on and as of such date, except where such representation and warranty is expressly made as of a specific earlier date, in which case such representation and warranty shall be true as of such earlier date; and

(B) No event has occurred and is continuing that constitutes a Default or Event of Default as of the Effective Date after giving effect to this Amendment.

(c) All of the accrued fees and expenses of the Administrative Agent and the Lenders (including the accrued fees and expenses of counsel for the Administrative Agent in connection with this Amendment and for other work since the date of the last invoice of counsel to the Administrative Agent), shall have been paid in full.

(d) With respect to the amendments set forth in Section 1 of this Amendment, the Borrower shall have paid to the Administrative Agent, for the pro rata benefit of each of the Lenders that executes this Amendment on or prior to the Effective Date, an amendment fee equal to 0.05% of the sum of (x) the outstanding principal balance of the Tranche B Term Loans and (y) the aggregate amount of the Revolving Credit Commitments and the L/C Commitments of such Lenders under the Credit Agreement, in each case without duplication, as of the Effective Date.

SECTION 3. Representations and Warranties of the Borrower. In order to induce the parties hereto to execute and deliver this Amendment, the Borrower hereby restates each of the representations and warranties contained in Sections 4.3, 4.4 and 4.5 of the Credit Agreement, with each reference therein to the Credit Agreement being deemed to be a dual reference both to this Amendment and the Credit Agreement as amended by this Amendment.

SECTION 4. Reference to and Effect on the Loan Documents. (a) On and after the Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(b) The Credit Agreement and the Notes, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this Amendment.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any

Lender or the Administrative Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

SECTION 5. Costs, Expenses. The Borrower agrees to pay on demand all reasonable and documented costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 10.5 of the Credit Agreement.

SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of separate counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, each of the undersigned has caused this Amendment to be duly executed and delivered as of the day first above written.

PERKINELMER, INC., as Borrower

By:	/s/ ROBERT F. FRIEL
Name:	Robert F. Friel
Title:	Senior Vice President and Chief Financial Officer

BANK OF AMERICA, N.A., as Administrative Agent and as Lender

By:	/s/ PETER D. GRIFFITH
Name:	Peter D. Griffith
Title:	Managing Director

MERRILL LYNCH CAPITAL CORPORATION, as Syndication Agent and as Lender

By:	/s/ MICHAEL E. O’BRIEN
Name:	Michael E. O’Brien
Title:	Vice President

SOCIÉTÉ GÉNÉRALE, as Documentation Agent and as Lender

By:	/s/ ANNE-MARIE DUMORTIER
Name:	Anne-Marie Dumortier
Title:	Vice President

ABN AMRO BANK N.V., as Lender

By:	/s/ ALEXANDER M. BLODI
Name:	Alexander M. Blodi
Title:	Managing Director

By:	/s/ ERIC OPPENHEIMER
Name:	Eric Oppenheimer
Title:	Director

CITIBANK, N.A. as Lender

By:	/s/ JAMES B. MAXWELL
Name:	James B. Maxwell
Title:	Attorney-In-Fact

General Electric Capital Corporation, as Lender

By:	/s/ MEI NISHIWAKI
Name:	Mei Nishiwaki
Title:	Duly Authorized Signatory

APEX (IDM) CDO I, LTD.

BABSON CLO LTD. 2003-I

BABSON CLO LTD. 2004-I

ELC (CAYMAN) LTD.

ELC (CAYMAN) LTD. CDO SERIES 1999-I

ELC (CAYMAN) LTD 1999-II

ELC (CAYMAN) LTD 1999-III

ELC (CAYMAN) LTD 2000-I

SEABOARD CLO 2000 LTD.

SUFFIELD CLO, LIMITED

TRYON CLO LTD. 2000-I

By:	Babson Capital Management as Collateral Manager

By:	/s/ WILLIAM A. HAYES
Name:	William A. Hayes
Title:	Managing Director

BILL & MELINDA GATES FOUNDATION MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	Babson Capital Management LLC as Investment Adviser

By:	/s/ WILLIAM A. HAYES
Name:	William A. Hayes
Title:	Managing Director

MAPLEWOOD (CAYMAN) LIMITED

By:	Babson Capital Management LLC under delegated authority from Massachusetts Mutual Life Insurance Company as Investment Manager

By:	/s/ WILLIAM A. HAYES
Name:	William A. Hayes
Title:	Managing Director

ING-ORYX CLO, Ltd., as a Lender

BY:	ING Capital Advisors, LLC As Collateral Manager

/s/ HELEN Y. RHEE
Helen Y. Rhee, Director

Nemean CLO, Ltd.

By:	ING Capital Advisors LLC, As Investment Manager

By:	/s/ HELEN Y. RHEE
Helen Y. Rhee, Director

SEQUILS-ING I (HBDGM), LTD.

By:	ING Capital Advisors LLC, As Collateral Manager

By:	/s/ HELEN Y. RHEE
Helen Y. Rhee, Director

ENDURANCE CLO I, LTD

By:	ING Capital Advisors, LLC As Portfolio Manager

By:	/s/ HELEN Y. RHEE
Helen Y. Rhee, Director

BALANCED HIGH YIELD FUND II LTD., as Lender

By:	ING Capital Advisors LLC, as Asset Manager

BY:	/s/ HELEN Y. RHEE
Helen Y. Rhee, Director

ARCHIMEDES FUNDING IV (Cayman), Ltd.

BY:	ING Capital Advisors, LLC as Collateral Manager

By:	/s/ HELEN Y. RHEE
Helen Y. Rhee, Director

Anrum CLO 2002-I Ltd.,
by Columbia Management Advisors, Inc.
as Investment Manager

By:	/s/ COLLEEN CUANIFFE
Name:	Colleen Cuaniffe
Title:	Vice President

Stain Roe & Farnham CLO I LTD.,
by Columbia Management Advisors, Inc.
as Portfolio Manager

By:	/s/ COLLEEN CUANIFFE
Name:	Colleen Cuaniffe
Title:	Vice President

BlackRock Senior Loan Trust
Magnetite Asset Investors L.L.C.
Magnetite Asset Investors III L.L.C.
Magnetite IV CLO, Limited
Magnetite V CLO, Limited
Senior Loan Fund,
as Leaders

By:	/s/ TOM COLWELL
Name:	Tom Colwell
Title:	Auth. Signatory

BRYN MAWR CLO, Ltd.

By:	Deerfield Capital Management LLC as its Collateral Manager

By:	/s/ DALE BURROW
Name:	Dale Burrow
Title:	Senior Vice President

By:	Callidus Debt Partners CLO Fund II, Ltd.
	By:	Its Collateral Manager, Callidus Capital Management, LLC

, as Lender

By:	/s/ MAVIS TAINTOR
Name:	Mavis Taintor
Title:	Senior Managing Director

Carlyle High Yield Partners II, Ltd.

, as Lender
(Type or print legal name of Lender)

By:	/s/ LINDA PACE
Name:	Linda Pace
Title:	Managing Director

Carlyle High Yield Partners III, Ltd.

, as Lender (Type or print legal name of Lender)

By:	/s/ LINDA PACE
Name:	Linda Pace
Title:	Managing Director

Carlyle High Yield Partners IV, Ltd.

, as Lender (Type or print legal name of Lender)

By:	/s/ LINDA PACE
Name:	Linda Pace
Title:	Managing Director

Carlyle High Yield Partners, L.P.

, as Lender (Type or print legal name of Lender)

By:	/s/ LINDA PACE
Name:	Linda Pace
Title:	Managing Director

Carlyle High Yield Partners VI, Ltd.

, as Lender (Type or print legal name of Lender)

By:	/s/ LINDA PACE
Name:	Linda Pace
Title:	Managing Director

Centurion CDO II, Ltd.
By:	American Express Asset Management Group, Inc. as Collateral Manager
____________________________, as Lender
(Type or print legal name of Lender)

By:	/s/ ROBIN C. STANCIL
Name:	Robin C. Stancil
Title:	Supervisor
Fixed Income Support Team

Centurion CDO VI, Ltd.
By:	American Express Asset Management Group as Collateral Manager
____________________________, as Lender
(Type or print legal name of Lender)

By:	/s/ ROBIN C. STANCIL
Name:	Robin C. Stancil
Title:	Supervisor
Fixed Income Support Team

Citadel Hill 2000 Ltd., as Lender
(Type or print legal name of Lender)

By:	/s/ ALEX CLARKE
Name:	Alex Clarke
Title:	Authorized Signatory

HIGHLAND FLOATING RATE ADVANTAGE FUND (f/k/a Columbia Floating Rate Advantage Fund), as Lender
By:	Highland Capital Management, L.P., its Investment Advisor

By:	/s/ MARK OKADA
Name:	Mark Okada
Title:	Chief Investment Officer
Highland Capital Management, L.P.

CREDIT SUISSE FIRST BOSTON INTERNATIONAL, as Lender

By:	/s/ MARTIN CRABTREE
Name:	Martin Crabtree
Title:	Vice President

CYPRESSTREE CLAIF FUNDING LLC, as Lender

By:	/s/ MEREDITH J. KOSLICK
Name:	Meredith J. Koslick
Title:	Assistant Vice President

Close International Custody Services Limited as Custodian of CYPRESSTREE INTERNATIONAL LOAN HOLDING COMPANY LIMITED

(b)	By:	/s/ PETER CARNES
	Name:	Peter Carnes
	Title:	Managing Director

(c)	By:	/s/ JEFFREY MEGAR
	Name:	Jeffrey Megar
	Title:	Managing Director

DEUTSCHE BANK AG, NEW YORK BRANCH,
as Lender

By:	DB Services New Jersey, Inc.

By:	/s/ ALICE L. WAGNER
Name:	Alice L. Wagner
Title:	Vice President

/s/ JAY HOPKINS
Jay Hopkins
Assistant Vice President

FOREST CREEK CLO, Ltd.
By:	Deerfield Capital Management LLC as its Collateral Manager

By:	/S/ DALE BURROW
Name:	Dale Burrow
Title:	Senior Vice President

FRANKLIN CLO II, LIMITED, as Lender

By:	/s/ ROMEO J. CRUZ
Name:	Romeo J. Cruz
Title:	Authorized Signatory

FRANKLIN CLO III, LIMITED, as Lender

By:	/s/ ROMEO J. CRUZ
Name:	Romeo J. Cruz
Title:	Authorized Signatory

FRANKLIN CLO IV, LIMITED, as Lender

By:	/s/ ROMEO J. CRUZ
Name:	Romeo J. Cruz
Title:	Authorized Signatory

FRANKLIN FLOATING RATE DAILY ACCESS FUND, as Lender

By:	/s/ MADELINE LAM
Name:	Madeline Lam
Title:	Vice President

FRANKLIN FLOATING RATE MASTER SERIES, as Lender

By:	/s/ MADELINE LAM
Name:	Madeline Lam
Title:	Vice President

FRANKLIN FLOATING RATE TRUST, as Lender

By:	/s/ MADELINE LAM
Name:	Madeline Lam
Title:	Vice President

Galaxy CLO 1999-1, Ltd. By: AIG Global Investment Corp., Its Collateral Manager, as Lender

By:	/s/ STEVEN S. OH
Name:	Steven S. Oh
Title:	Managing Director

Galaxy CLO 2003-1, Ltd. By: AIG Global Investment Corp., Its Investment Adviser, as Lender

By:	/s/ STEVEN S. OH
Name:	Steven S. Oh
Title:	Managing Director

GLENEAGLES TRADING LLC, as Lender

By:	/s/ MEREDITH J. KOSLICK
Name:	Meredith J. Koslick
Title:	Assistant Vice President

HarbourView CLO IV, Ltd., as Lender

By:	/s/ L. CH.
Name:
Title:

HarbourView CLO V, Ltd., as Lender

By:	/s/ L. CH.
Name:
Title:

Harch CLO I, Ltd., as Lender (Type or print legal name of Lender)

By:	/s/ MICHAEL E. LEWITT
Name:	Michael E. Lewitt
Title:	Authorized Signatory

Hewett’s Island CDO, Ltd.

By:	CypressTree Investment Management Company, Inc., as Portfolio Manager.

(a)	By:	/s/ PETER CARNES
	Name:	Peter Carnes
	Title:	Managing Director

IKB Capital Corporation, as Lender

By:	/s/ DAVID SNYDER
Name:	David Snyder
Title:	President

KZH CYPRESSTREE-1 LLC

By:	/s/ HI HUA
Name:	Hi Hua
Title:	Authorized Agent

KZH SOLEIL LLC

By:	/s/ HI HUA
Name:	Hi Hua
Title:	Authorized Agent

KZH SOLEIL-2 LLC

By:	/s/ HI HUA
Name:	Hi Hua
Title:	Authorized Agent

KZH STERLING LLC

By:	/s/ HI HUA
Name:	Hi Hua
Title:	Authorized Agent

Landmark CPO II

Aladdin Capital Management LLC, as Lender
(Type or print legal name of Lender)

By:	/s/ Illegible
Name:	Illegible
Title:	Authorized Signatory

LONG GROVE CLO, LIMITED
By:	Deerfield Capital Management LLC as its Collateral Manager

By:	/s/ DALE BURROW
Name:	Dale Burrow
Title:	Senior Vice President

, as Lender
Longhorn CDO (Cayman) LTD
By:	Merrill Lynch Investment Managers, L.P. as Investment Advisor

By:		/s/ SAVITRI ALEX
Savitri Alex
Authorized Signatory

Longhorn CDO II, LTD.
	By:	Merrill Lynch Investment Managers, L.P. as Investment Advisor

	By:	/s/ SAVITRI ALEX
Savitri Alex
Authorized Signatory

Merrill Lynch Credit Products, LLC, as Lender

By:	/s/ NEYDA DARIAS
Name:	Neyda Darias
Title:	Vice President

Mountain Capital CLO1 Ltd.
________________________, as Lender
(Type or print legal name of Lender)

By:	/s/ CHRIS SIDDONS
Name:	Chris Siddons
Title:	Director

MUIRFIELD TRADING LLC, as Lender

By:	/s/ MEREDITH J. KOSLICK
Name:	Meredith J. Koslick
Title:	Assistant Vice President

Natexis Banques Populaires

, as Lender (Type or print legal name of Lender)

By:	/s/ TEFTA GHILAGA
Name:	Tefta Ghilaga
Title:	Vice President

/s/ FRANK H. MADDEN, JR.
Frank H. Madden, Jr.
Vice President & Group Manager

New York Life Insurance and Annuity Corporation, as Lender

By:	New York Life Investment Management LLC,
its Investment Manager

By:	/s/ ROBERT H. DIAL
Name:	Robert H. Dial
Title:	Director

New York Life Insurance Company, as Lender

By:	/s/ ROBERT H. DIAL
Name:	Robert H. Dial
Title:	Investment Vice President

NYLIM Flatiron CLO 2003-1 Ltd., as Lender

By:	New York Life Investment Management LLC,
as Collateral Manager and Attorney-in-Fact

By:	/s/ ROBERT H. DIAL
Name:	Robert H. Dial
Title:	Director

RIVIERA FUNDING LLC, as Lender

By:	/s/ MEREDITH J. KOSLICK
Name:	Meredith J. Koslick
Title:	Assistant Vice President

ROSEMONT CLO, Ltd.
By:	Deerfield Capital Management LLC as its Collateral Manager

By:	/s/ DALE BURROW
Name:	Dale Burrow
Title:	Senior Vice President

SEQUILS-Cumberland I, Ltd.
By:	Deerfield Capital Management LLC as its Collateral Manager

By:	/s/ DALE BURROW
Name:	Dale Burrow
Title:	Senior Vice President

SunAmerica Life Insurance Company
By: AIG Global Investment Corp., Its Investment Adviser, as Lender

By:	/s/ STEVEN S. OH
Name:	Steven S. Oh
Title:	Managing Director

CONSENT

Dated as of October 20, 2004

Reference is hereby made to (a) the Credit Agreement dated as of December 26, 2002 (as amended, supplemented or otherwise modified as of the date hereof, the “Credit Agreement”), among PERKINELMER, INC., a Massachusetts corporation, the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (collectively, the “Lenders”), certain agents and arrangers, and BANK OF AMERICA, N.A., as administrative agent for the Lenders and as Issuing Lender and Alternative Rate Lender, (b) Amendment No. 4 to the Credit Agreement dated as of October 20, 2004 (the “Amendment”; capitalized terms not otherwise defined herein are being used herein as defined in the Amendment and in the Credit Agreement) and (c) the other Loan Documents referred to therein.

Each of the undersigned, in its capacity as Guarantor and as Grantor under the Guarantee and Collateral Agreement, hereby (a) consents to the execution, delivery and performance of the Amendment and (b) agrees that the Guarantee and Collateral Agreement (i) is, and shall continue to be, in full force and effect and is hereby in all respects ratified and confirmed on the Effective Date, except that, on and after the Effective Date, each reference to “the Credit Agreement”, “thereunder”, “thereof”, “therein” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended and otherwise modified by the Amendment and (ii) continues to (A) secure and hereafter secures all Obligations (as such term is defined in the Guarantee and Collateral Agreement) and (B) guarantee and hereafter guarantees all the Borrower Obligations (as such term is defined in the Guarantee and Collateral Agreement) under the Loan Documents, including, without limitation, the Credit Agreement.

This Consent shall be governed by, and construed in accordance with, the laws of the State of New York.

Delivery of an executed counterpart of a signature page of this Consent by telecopier shall be effective as the delivery of a manually executed counterpart of this Consent.

[Signatures on following pages]

APPLIED SURFACE TECHNOLOGY, INC.

By	/s/ DAVID C. FRANCISCO
Name:	David C. Francisco
Title:	Assistant Treasurer

CARL CONSUMABLE PRODUCTS, LLC

By	/s/ DAVID C. FRANCISCO
Name:	David C. Francisco
Title:	Assistant Treasurer

LUMEN TECHNOLOGIES, INC.

By	/s/ JOHN L. HEALY
Name:	John L. Healy
Title:	President

PKI MASSACHUSETTS TRUST

By	/s/ JOHN L. HEALY
Name:	John L. Healy
Title:	President

PERKINELMER LAS, INC.

By	/s/ DAVID C. FRANCISCO
Name:	David C. Francisco
Title:	Assistant Treasurer

PERKINELMER OPTOELECTRONICS NC, INC.

By	/s/ JOHN L. HEALY
Name:	John L. Healy
Title:	Vice President

PERKINELMER OPTOELECTRONICS SC, INC.

By	/s/ JOHN L. HEALY
Name:	John L. Healy
Title:	Vice President

PERKINELMER HOLDINGS, INC.

By	/s/ JOHN L. HEALY
Name:	John L. Healy
Title:	Vice President

PERKINELMER AUTOMOTIVE RESEARCH, INC.

By	/s/ DAVID C. FRANCISCO
Name:	David C. Francisco
Title:	Assistant Treasurer